UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2021

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2021, Avis Budget Car Rental, LLC (the “Borrower”), a subsidiary of Avis Budget Group, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Fifth Amended and Restated Credit Agreement, dated as of February 13, 2018 (as in effect immediately prior to the Amendment, the “Existing Senior Credit Agreement” and as amended by the Amendment, the “Amended Senior Credit Agreement”), by and among the Borrower, Avis Budget Holdings, LLC, the Company, certain of the Borrower’s subsidiaries, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Existing Senior Credit Agreement provides for senior credit facilities consisting of an approximately $1.2 billion term loan maturing in 2027 and a $1.8 billion revolving credit facility maturing in 2023, which remain in place after the Amendment. The Amendment makes certain changes to permit refinancing of certain existing indebtedness and the use of the greater of trailing four quarter Consolidated EBITDA (as defined in the Amended Senior Credit Agreement) and the applicable annualized Consolidated EBITDA calculation set forth in the Existing Senior Credit Agreement for purposes of calculating the financial covenant for the fiscal quarters ending June 30, 2021 and September 30, 2021.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description above is a summary of the Amendment, does not purport to be complete, and is qualified in its entirety by the complete text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to the Senior Credit Agreement, dated February 16, 2021, by and among Avis Budget Car Rental, LLC, Avis Budget Holdings, LLC, Avis Budget Group, Inc., certain of Avis Budget Car Rental, LLC’s subsidiaries, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean Sera
Jean Sera
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: February 16, 2021